Exhibit 99.1

Ekso Bionics Announces Leadership Transition

Board Member Steven Sherman to be Appointed CEO

EVP Scott Davis to be Appointed President and COO

CEO Jack Peurach to Leave the Company Effective January 21, 2022

RICHMOND, Calif., January 21, 2022 -- Ekso Bionics Holdings, Inc. (Nasdaq: EKSO) (the “Company”), an industry leader in exoskeleton technology for medical and industrial use, today announced that Jack Peurach, who has served as the Company’s Chief Executive Officer since 2018, has informed the Company’s Board of Directors (the “Board”) of his decision to leave the Company effective January 21, 2022 to pursue other endeavors. He has also stepped down from the Company’s Board effective January 21, 2022.

Effective January 22, 2022, the Board has appointed Steven Sherman, who has served as Ekso Bionics’ Chairman of the Board since 2014, to become Chief Executive Officer, and has promoted Scott Davis, the Company’s Executive Vice President of Strategy and Corporate Development, to President and Chief Operating Officer. In addition, the Board has designated current Board member Stanley Stern to serve as the Board’s Lead Independent Director effective upon Mr. Sherman’s commencement as Chief Executive Officer.

“Ekso Bionics posted record revenue for the fourth quarter, which we believe reflects continued momentum and progress with leading inpatient rehabilitation providers across all regions, as well as greater sales in our industrial segment,” Mr. Stern said. “This performance and the opportunities we see ahead give us confidence in our future.”

Mr. Stern continued, “Jack has led the Company through several difficult years, guiding the Company to growth and through a very successful financing last year, despite the impact of COVID. On behalf of the entire Board, we thank him for his service to Ekso Bionics. We are delighted that Steven has agreed to take on the CEO role in addition to his service as Chairman. Steven has demonstrated deep commitment to the Company, having invested significant amounts of his personal capital since 2013, when he began working with Ekso Bionics. We originally appointed Steven as Chairman because of his extensive track record of success and growth as an executive, chairman or board member of several technology-based, publicly traded companies. He has been highly engaged, and during his time as CEO, we expect the Company and our shareholders will benefit as he leads the evolution of our strategy to drive enhanced value for all stakeholders.”

Mr. Peurach said, “After four challenging yet rewarding years as CEO, I have accomplished the goals of putting the Company on stronger financial footing and building good business momentum. It’s now time for the Company to have new leadership to guide it to its next phase.”

Mr. Sherman commented, “I am proud to lead Ekso Bionics as CEO and embrace this role with a sense of urgency and optimism. I look forward to working more directly with the Ekso Bionics management team to evolve our strategy, expand our portfolio of products and leverage our well established sales channel. We see many options for growth, and our Board and industry networks will be fully engaged to support us as we enter our next phase. We’ve spent the last several months building a well-credentialed Board to expand our access to customers, technology and business channels, and their experience gives us further confidence in our future. I firmly believe in the Company and its prospects, and to demonstrate that belief and further align my performance with our shareholders, I have requested and the Board has agreed that I will forego cash salary as CEO in favor of compensation in shares of Ekso Bionics.”

Mr. Sherman continued, “I am also proud to have Scott’s support as an executive and key part of the Company’s leadership team. Scott is a proven leader, recruited for his managerial experience and track record in building revenues and partnerships in growth companies, and will help lead the day to day oversight of the Company’s staff and operations.”

Mr. Sherman is a seasoned entrepreneur, investor and executive, and has served as Chairman of the Board of Directors since January 2014, including service as Executive Chairman from October 2018 through December 2020. Mr. Sherman is the Chairman of Imetric, an IOT platform for consumer and enterprise. Since 1988, Mr. Sherman has been a member of Sherman Capital Group, a merchant banking organization with a portfolio of private and public investments. He is the former Chairman of Purple Wave Inc., an online auction platform. Mr. Sherman is a founder of Novatel Wireless, Inc., Vodavi Communications Systems Inc. and Main Street and Main Inc. Previously, Mr. Sherman served as a director of Telit; Chairman of Airlink Communications, Inc. until its sale to Sierra Wireless, Inc.; Chairman of Executone Information Systems; and as a director of Inter-Tel (Delaware) Incorporated.

Mr. Davis has served as Executive Vice President of Strategy and Corporate Development since April 2021. Mr. Davis has more than two decades of worldwide leadership success in fast growing high-tech companies, and has proven success in helping organizations manage change, scale, and implement transformative strategies that lead to consistent growth and positive financial performance. Prior to joining the Company, from December 2018 through March 2021, Mr. Davis served as Chief Executive Officer of Globalmatix, Inc., a disruptive IoT connected telematics solution provider, and from January 2017 through December 2018, he served as SVP Strategy for GetWireless, LLC, a telecommunications equipment provider. From 2015 through 2020, he provided C-level consulting services assisting on scalability, process improvement, business development, M&A support and go-to-market strategy as President of SGD Executive Services LLC. From 2007 through 2015 Mr. Davis served as Vice President of Global Sales Enterprise Solutions for Sierra Wireless, Inc. Mr. Davis has a B.S. in Business Administration from Bloomsburg University.

About Ekso Bionics®

Ekso Bionics® is a leading developer of exoskeleton solutions that amplify human potential by supporting or enhancing strength, endurance, and mobility across medical and industrial applications. Founded in 2005, the Company continues to build upon its industry-leading expertise to design some of the most cutting-edge, innovative wearable robots available on the market. Ekso Bionics is the only exoskeleton company to offer technologies that range from helping those with paralysis to stand up and walk, to enhancing human capabilities on job sites across the globe. Ekso Bionics is headquartered in the San Francisco Bay Area and is listed on the Nasdaq Capital Market under the symbol “EKSO.” For more information, visit: www.eksobionics.com or follow @EksoBionics on Twitter.

Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements may include, without limitation, statements regarding the transition of the Company’s CEO, including Mr. Sherman’s service as CEO and Mr. Davis’ service as President and COO, the development of the Company’s strategies and the assumptions underlying or relating to the foregoing. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the significant length of time and resources associated with the development of the Company's products, the Company's failure to achieve broad market acceptance of the Company's products, the failure of the Company’s sales and marketing efforts or of partners to market the Company’s products effectively, adverse results in future clinical studies of the Company's medical device products, the failure of the Company to obtain or maintain patent protection for the Company's technology, the failure of the Company to obtain or maintain regulatory approval to market the Company's medical devices, lack of product diversification, existing or increased competition, disruptions in the Company’s supply chain due to the ongoing COVID-19 pandemic, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC. To learn more about Ekso Bionics please visit the Company’s website at www.eksobionics.com or refer to the Company’s Twitter page at @EksoBionics. The Company does not undertake to update these forward-looking statements.

Contact:

David Carey

212-867-1768

investors@eksobionics.com

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